Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013 (the “Report”) pursuant to U.S.C. Section 1350, and pursuant to SEC Release No. 33-8238 are being “furnished” to the SEC rather than “filed” either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of the Chief Executive Officer

I, Kurt Busch, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lantronix, Inc. as of, and for, the periods presented in such Report.

Date:	October 31, 2013	By: /s/ KURT BUSCH
Name: Kurt Busch Title: President and Chief Executive Officer (Principal Executive Officer)

Certification of the Chief Financial Officer

I, Jeremy Whitaker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lantronix, Inc. as of, and for, the periods presented in such Report.

Date:	October 31, 2013	By: /s/ JEREMY WHITAKER
Name: Jeremy Whitaker Title: Chief Financial Officer (Principal Financial and Accounting Officer)